The Sentinel Funds

             Supplement dated June 10, 2005 to the Prospectus dated
                  March 4, 2005, as supplemented March 31, 2005

             Reorganizations (Sentinel Bond, Sentinel Core Mid Cap,
             ------------------------------------------------------
 Sentinel Flex Cap Opportunity, Sentinel Government Securities, Sentinel Growth
 ------------------------------------------------------------------------------
                    Index and Sentinel Mid Cap Growth Funds)
                    ----------------------------------------

On June 9, 2005, the Board of Directors met and approved proposals under which
(1) the Sentinel Bond Fund would reorganize into the Sentinel Government Securities Fund, (2) the Sentinel Core Mid Cap Fund would reorganize into the Sentinel Mid Cap Growth Fund and (3) the Sentinel Growth Index Fund would reorganize into the Sentinel Flex Cap Opportunity Fund.

The Board has called a Special Meeting of Shareholders to be held on September 6, 2005, at which time the shareholders of each of the Bond Fund, Core Mid Cap Fund and Growth Index Fund will vote on the applicable proposal. Only shareholders of record as of the close of business on June 18, 2005, the record date for the Special Meeting, will be entitled to vote at the meeting. The Funds will mail proxy materials to shareholders of record, which will discuss the proposals in detail. These proxy materials are expected to begin mailing in late July, 2005.

If approved by shareholders, the Bond Fund, Core Mid Cap Fund and Growth Index Fund will close to new accounts and investments (other than reinvested dividends) on September 20, 2005 and the reorganizations are expected to occur in late September, 2005.

Name and Strategy Changes (Sentinel Flex Cap Opportunity Fund)
--------------------------------------------------------------
If the reorganization is approved by the Growth Index Fund shareholders, the Flex Cap Opportunity Fund is expected to, at the time of the reorganization, change its name to the Sentinel Capital Opportunity Fund and modify its principal investment strategy so that it reads as follows:

     The Fund invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market. Large-capitalization companies are companies with a capitalization of $5 billion or more. Income is not an important factor in selecting investments.

     Comprehensive Screens--we use a multi-factor model to narrow down a starting universe of 8,000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, low multiples of free cash flow and modest price-earnings multiples.

     Proprietary Valuation Model--our model compares each stock's current price to the discounted present value for that stock.

     We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund does not intend to concentrate in any one industry, it may focus in certain broad sectors, such as technology. The Fund is actively managed. It is possible the Fund's turnover rate may exceed 100% annually. The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel Advisors Company believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may invest in portfolio depositary receipts up to 5% of its total assets.

In addition, the Flex Cap Opportunity Fund would adopt a number of investment restrictions that are common to other equity Sentinel Funds, including the Growth Index Fund, including that it may not (1) purchase securities of any company not in operation continuously for at least three years (including any predecessor company), (2) borrow money, except from banks in an amount up to 5% of its total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities,
(3) invest more than 5% of its net assets in warrants valued at the lower of


--------------------------------------------------------------------------------
cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange, (4) invest in any securities of any issuer that it is restricted from selling to the public without registration under the Securities Act of 1933, as amended, and
(5) invest in securities that are not readily marketable.


General Information Relevant to the Investment Practices of the Funds, and
--------------------------------------------------------------------------------
Associated Risks
----------------

The second sentence of the "Risks of Investing in Foreign Securities," described on page 31 of the prospectus, is deleted and replaced with the following:

     The Balanced, Common Stock, Core Mid Cap, Flex Cap Opportunity, Growth Index, Mid Cap Growth, Small Company, Bond and High Yield Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or, in the case of the Bond and High Yield Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars.

The following paragraph is added on page 33 of the prospectus before "Portfolio Turnover":

     Risks of Investing in Mortgage-Backed Government Securities
     Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on the securities in which the fixed-income portion of the Balanced Fund and the Bond, Government Securities and Short Maturity Government Funds invest. In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

Annual Fund Operating Expenses
------------------------------

The relevant portion of the Examples on page 17 of the prospectus is deleted and replaced as follows:

     Class B (if you redeem at the end of the period):
                         1 year     3 years      5 years       10 years
                         ------     -------      -------       --------
     Flex Cap Opp.       $684       $1,171       $1,684        $2,656

Rule 12b-1 Plans

Effective July 10, 2005, the tables on page 37 of the prospectus are deleted and replaced with the following:



   Class     Sales Charge                            12b-1 Fee                    Conversion Feature
   --------- --------------------------------------- ---------------------------- ---------------------
             Maximum initial sales charge:           o   0.20% fixed-income funds
                                                         and Growth Index Fund;
             o  1% Short Maturity Government         o   0.35% Short
                Fund;                                    Maturity Government
             o  2.5% Growth Index Fund;                  Fund; and
             o  4% fixed-income Funds; and           o   0.30% all other
   A         o  5% all other Funds.                      Funds.                   None.
   --------- --------------------------------------- ---------------------------- ---------------------
                                                                                  Class B shares
             CDSC of up to                                                        convert to Class A
             o  2.50% for Growth Index Fund          o   0.75% Growth             shares
                and                                      Index Fund and           automatically after
             o  4% for all other Funds               o   1.00% all other          the applicable CDSC
   B            for a maximum of six years.              Funds.                   period.
   --------- --------------------------------------- ---------------------------- ---------------------
             CDSC of 1% if redeemed in the first
   C         year.                                       1%                       None.
   --------- --------------------------------------- ---------------------------- ---------------------
   D         CDSC of up to 6% for seven years            0.75%                    Class D shares
                                                                                  convert to
                                                                                  Class A shares
                                                                                  automatically at
                                                                                  the end of the
                                                                                  tenth year after
                                                                                  purchase.
   --------- --------------------------------------- ---------------------------- ---------------------
   S         None.                                       0.75%                    None.
   --------- --------------------------------------- ---------------------------- ---------------------


Effective July 10, 2005, the first two paragraphs under "Distribution Plans" beginning on page 41 of the prospectus are deleted and replaced with the following:

       The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced and Capital Markets Income Funds, (b) 0.20% of average daily net assets in the case of the Growth Index, High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) 0.35% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Effective July 10, 2005, the "Distribution Plan" paragraph on page 45 of the prospectus is deleted and replaced with the following:

       The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial to other broker-dealers up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other broker-dealers.

Portfolio Managers
------------------

Effective June 30, 2005, Betsy Pecor will co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel Advisors Company or an affiliate since 2000. Ms. Pecor has earned the right to use the Chartered Financial Analyst designation.

Purchasing Shares
-----------------

Effective August 10, 2005, when all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.


--------------------------------------------------------------------------------

                               The Sentinel Funds

                      Supplement dated June 10, 2005 to the
             Statement of Additional Information dated March 4, 2005

Investment Objectives and Policies
----------------------------------
The "Asset Coverage for Futures Contracts and Options" paragraph on page 9 of the statement of additional information is deleted and replaced with the following paragraphs:

     COMMODITY POOL OPERATOR. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule
     4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Management of the Funds
-----------------------
The table beginning on page 21 of the statement of additional information is deleted and replaced with the following:



-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
NAME, ADDRESS, AGE               POSITION(S)        TERM OF       PRINCIPAL OCCUPATION(S) DURING       NUMBER OF       PUBLIC
                                 HELD WITH          OFFICE***     PAST FIVE YEARS                      FUNDS OVERSEEN  DIRECTORSHIPS
                                 THE FUNDS          AND LENGTH
                                                    OF TIME
                                                    SERVED
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
Thomas H. MacLeay (56)           Chairman and       Chairman      National Life Insurance Company      3 registered    None
National Life Drive              Director/Trustee   since 2003    Chairman of the Board, President     investment
Montpelier, Vermont  05604                                        and Chief Executive Officer, 2002    companies
                                                                  to present; President and Chief      consisting
                                                                  Operating Officer, 1996 to 2001;     of 24
                                                                  Chief Financial Officer, 1991 to     portfolios
                                                                  1996
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
Christian W. Thwaites (47)       President,  Chief  President &   NL Capital Management, Inc.,         3 registered    None
National Life Drive              Executive Officer  Chief         Sentinel Advisors Company  -         investment
Montpelier, Vermont  05604       and                Executive     President & Chief Executive          companies
                                 Director/Trustee   Officer and   Officer, 2005 to present; National   consisting of
                                                    Director/     Life Insurance Company -             24 portfolios
                                                    Trustee       Executive Vice President, 2005 to
                                                    since         present; Skandia Global Markets -
                                                    2005          Chief Executive Officer, 1996 to 2004
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
Thomas P. Malone (49)            Vice President     Vice          Sentinel Administrative Service      3 registered    None
National Life Drive              and Treasurer      President     Company - Vice President, 1997 to    investment
Montpelier, Vermont  05604                          and           present; Assistant Vice President,   companies
                                                    Treasurer     1990 to 1997; Sentinel Group         consisting of
                                                    since 1997    Funds, Inc. - Vice President &       24 portfolios
                                                                  Treasurer, 1997 to present;
                                                                  Assistant Vice President, 1990 to
                                                                  1997
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
John K. Landy (44)               Vice President     Vice          Sentinel Administrative Service      3 registered    None
National Life Drive                                 President     Company - Senior Vice President,     investment
Montpelier, Vermont 05604                           since 2002    2003 to present; Vice President,     companies
                                                                  1997 to 2003                         consisting of
                                                                                                       24 portfolios
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
Scott G. Wheeler (39)            Assistant Vice     Assistant     Sentinel Administrative Service      3 registered    None
National Life Drive              President and      Vice          Company - Assistant Vice             investment
Montpelier, Vermont 05604        Assistant          President     President, 1998 to present           companies
                                 Treasurer          and                                                consisting of
                                                    Assistant                                          24 portfolios
                                                    Treasurer
                                                    since 1998
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
Kerry A. Jung (32)               Secretary          Secretary     National Life Insurance Company  -   3 registered    None
National Life Drive                                 since 2005    Senior Counsel, 2005 - present;      investment
Montpelier, VT  05604                                             Sentinel Group Funds, Inc. ,         companies
                                                                  Sentinel Variable Products Trust -   consisting
                                                                  Secretary, 2005 to present;          of 24
                                                                  Equity Services, Inc.; Sentinel      portfolios
                                                                  Advisors Company; NL Capital
                                                                  Management, Inc; Sentinel
                                                                  Financial Services Company;
                                                                  Sentinel Administrative Service
                                                                  Company - Counsel, 2005 to
                                                                  present; Strong Financial
                                                                  Corporation - Managing
                                                                  Counsel, 2004-2005;
                                                                  Associate Counsel,
                                                                  2000 to 2004
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------
D. Russell Morgan (49)          Chief Compliance    Chief         Sentinel Group Funds, Inc.,          3 registered    None
National Life Drive             Officer             Compliance    Sentinel Variable Products Trust,    investment
Montpelier, Vermont 05604                           Officer       Sentinel Advisors Company, NL        companies
                                                    since 2004    Capital Management, Inc., National   consisting of
                                                                  Life Variable Products Separate      24 portfolios
                                                                  Accounts - Chief Compliance
                                                                  Officer, 2004 to present; Sentinel
                                                                  Group Funds - Secretary, 1988 -
                                                                  2004;  Sentinel Variable Products
                                                                  Trust - Secretary 2000 - 2004;
                                                                  National Life Insurance Company -
                                                                  Assistant General Counsel, 2001 to
                                                                  2004; Senior Counsel, 2000 to
                                                                  2001; Counsel, 1994 to 2000;
                                                                  Equity Services, Inc. - Counsel,
                                                                  1986 to 2004; Sentinel Advisors
                                                                  Company,  NL Capital Management, Inc.,
                                                                  Sentinel Financial Services
                                                                  Company,  Sentinel Administrative
                                                                  Service Company - Counsel, 1993 to
                                                                  2004

-------------------------------- ------------------ ------------- ------------------------------------ --------------- -------------

Payments to Intermediaries
--------------------------
The "Payments to Dealers" section on page 38 of the statement of additional information is deleted and replaced with the following:

                           PAYMENTS TO INTERMEDIARIES

     SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

     These additional payments, which include record-keeping fees and other payments that are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2004 such payments made by SFSC or its affiliates to intermediaries aggregated approximately $2.3 million. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments (a) may be offset by 12b-1 fees retained by SFSC and (b) reflect profit sharing with an entity affiliated with SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2004 related to marketing the Funds and/or servicing Fund shareholders:

1st Global Capital
A.G Edwards
Allen & Company
American Guaranty & Trust*
AXA Advisors
B.C. Ziegler & Co
BISYS Retirement Services
Capital Analysts Inc.
Carillon Investments Inc.
Charles Schwab & Co.
Commonwealth Financial Network
Datalynx
Donaldson Lufkin & Jenrette
Edward Jones
Equity Services, Inc.*
Fidelity Investments
Financial Network
First National Bank of Omaha
Geneos Wealth Management
Hornor Townsend & Kent*
Independence Financial Group
ING Financial Advisors
Intersecurities Inc.
Investa Corp.
Janney Montgomery Scott LLC*
Jefferson Pilot Securities Co.
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors
Locust Street Securities
Main Street Management Co.
Merrill Lynch
MML Investors
Morgan Keegan
National Financial Services Corp.
National Investors Services Corp.
National Planning Corp.

New England Financial
NFP Securities Inc.
Northwestern Mutual
NYLife Distributors
O.N. Equity Sales
Pershing LLC
Provise Management Group
Putnam Fiduciary Trust Co.
Questar Capital
Raymond James & Associates
RBC Dain Rauscher
Robert W. Baird & Co.
Salomon Smith Barney Inc.
Securian Financial Services
Securities America Inc.
Stock Yards Bank & Trust Co.
The Concord Equity Group
The Vanguard Group
Trinity Financial
Trustcore Financial
Trustlynx
UBS Financial Services
USI Consulting Group
Wachovia Securities
Wedbush Morgan Securities Inc.

     *Affiliates of the partners of the Advisor.

     It is expected that SFSC or an affiliate will make payments to additional intermediaries for similar purposes in the future.

The sixth paragraph under "The Distribution Plans" on page 39 of the statement of additional information is deleted and replaced with the following:

     Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

Portfolio Managers
------------------
The "Sentinel Advisors Company" portion of the "Portfolio Manager Compensation" paragraph on page 25 of the statement of additional information is deleted and replaced with the following:

     All portfolio managers of non-subadvised Funds are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is based on comparative investment management industry data. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Portfolio managers who manage more than one fund and/or also manage accounts for National Life Insurance Company and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer.

     Mr. Lert, the portfolio manager of the Growth Index Fund, also receives a combination of fixed salary and incentive compensation. However, performance of the Growth Index Fund is a relatively small factor in his incentive compensation. Rather, Mr. Lert's compensation is primarily based on the quality of his quantitative research that is available to all the Funds and the publicly available Sentinel funds.

     In the case of the non-subadvised fixed-income Funds, the Advisor determines an appropriate portion of total incentive compensation to be based on relative Fund performance, with other portions of total incentive compensation based on results achieved in the portions of the National Life Insurance Company and Life Insurance Company of the Southwest portfolios for which such portfolio managers are responsible (National Life Insurance Company and Life Insurance Company of the Southwest are affiliates of the Advisor). This determination is based on the effort devoted to each of the portfolios managed, as well as the Advisor's view of overall fairness and creation of appropriate incentives.

     A portion of the incentive compensation for Messrs. Brownlee, Lee, Manion and Schwartz is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affilate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the Chief Executive Officers of the Advisor and National Life Insurance Company based on overall results for the National Life Insurance Company and its affiliates, an evaluation of individual performance, and other factors they determine.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of the National Life Insurance Company and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

The following line items are added to the "Portfolio Managers Fund Ownership" table:


     PORTFOLIO MANAGER     FUND(S) MANAGED      AGGREGATE DOLLAR RANGE OF EQUITY
                                                         IN FUND AS OF
                                                         APRIL 30, 2005
     -----------------     ---------------      --------------------------------

     Betsy Pecor           Small Company Fund                     B

The following line item is added to the "Portfolio Managers' Management of Registered Investment Companies/Series Other Than the Company or the Pennsylvania Fund" table:




     PORTFOLIO MANAGER           NUMBER OF         TOTAL ASSETS AS OF         NUMBER OF         TOTAL ASSETS OF
                              COMPANIES/SERIES    NOVEMBER 30, 2005(1)    COMPANIES/SERIES      COMPANIES/SERIES
                                                                                WITH                  WITH
                                                                          PERFORMANCE-BASED    PERFORMANCE-BASED
                                                                                 FEE                  FEE
     -----------------           ---------         ------------------         ---------         ---------------
     Betsy Pecor                     1                $50.2 million             none                  none

(1)Assets as of April 30, 2005.

Ms. Pecor does not manage any pooled investment vehicles other than registered investment companies or any accounts that are not pooled investment vehicles.